Net Loss Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
NET LOSS PER SHARE

21. NET LOSS PER SHARE

For the years ended December 31, 2020, 2021 and 2022, for the purpose of calculating net loss per share as a result of the reorganization as described in Note 1, the number of shares used in the calculation reflects the outstanding shares of the Company as if the reorganization took place at the beginning of the period presented.

Basic and diluted net loss per share for each of the year presented were calculated as follows:

	For the years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Numerator:
Net loss attributable to Ucommune International Ltd.’s shareholders	(488,492)	(1,996,413)	(291,674)
Denominator:
Weighted average ordinary shares used in computing basic and diluted loss per share**	3,257,088	4,313,064	4,407,510
Basic and diluted net loss per share**	(149.98)	(462.88)	(66.18)

*	The potential dilutive securities were not included in the calculation of dilutive net loss per share in those periods where their inclusion would be anti-dilutive.

**	During the years ended December 31, 2020, 2021 and 2022, the Group has nil, nil and 251,751 ordinary shares issuable upon the vest of restricted shares as potentially dilutive ordinary shares and are excluded from the calculation, as their effects would be anti-dilutive.

***	The ordinary shares are presented on a retroactive basis to reflect the Company’s share consolidation on April 21, 2022, to effect a share consolidation of 20 ordinary shares with par value of US$0.0001 each in the Company’s issued and unissued share capital into one ordinary share with par value of US$0.002 each of the Company.